EXHIBIT 10.2

                      NEBRASKA NORTHEASTERN RAILWAY COMPANY
                            INDUSTRY TRACK AGREEMENT

THIS INDUSTRY TRACK  AGREEMENT  ("Agreement")  made as of this 24th day of July,
2007, ("Effective Date") by and between NEBRASKA NORTHEASTERN RAILWAY COMPANY, a
Nevada  corporation  ("Railroad"),  and NEDAK ETHANOL,  LLC, a Nebraska  Limited
Liability Company ("Industry").

WHEREAS,  Industry  desires to (i) construct and maintain  railroad track on and over such rights and  ownership as Railroad may have in certain real property in or near  O'Neill,  County of Holt,  State of Nebraska as shown in heavy solid on
Exhibit  "A"  and  legally   described  on  Exhibit  "B"  attached   hereto  and
incorporated  herein  ("Railroad  Track");  (ii) construct and maintain railroad track on and over certain real  property to be leased by Industry,  all as shown as  heavy  hatched  on  Exhibit  "A" and  legally  described  on  Exhibit  "B-1"
("Industry Track"); and

WHEREAS,  Industry desires that Railroad operate over the Railroad Track and the
Industry Track (collectively,  together with all appurtenances, called "Track"), to serve an ethanol  transload  facility  operated by Industry in west  O'Neill,
County of Holt, State of Nebraska ("Transload  Facility"),  and Railroad desires to provide such service, subject to the terms of this Agreement.

NOW,  THEREFORE,  in consideration of the mutual covenants contained herein, the parties agree as follows:

1.   OWNERSHIP.  Railroad shall own the Railroad  Track,  and Industry shall own the Industry  Track.  Railroad hereby grants  Industry,  subject to all non-fee,
underlying  or  reversionary  interests,   reservations,   easements  and  other
encumbrances,  of record or otherwise,  including  the rights of the public,  if any, in and to those  portions of the  property  described  on Exhibit "B" lying
within  boundaries  of  any  public  streets,   alleys  and   thoroughfares,   a
non-exclusive  easement to enter upon  Railroad's real property to construct and maintain (but not to operate railroad locomotives,  cars or trains) the Railroad
Track pursuant to the terms of this Agreement.

2.   CONSTRUCTION, MAINTENANCE AND OPERATION.

     (a)  Industry  shall be  responsible  for  obtaining,  without  expense  to
Railroad,   all  necessary  real  property  rights  and  public   authority  and
permission,  including  applicable permits, for the construction and maintenance of the Track hereunder.  Industry shall strictly comply with all laws, statutes, regulations, ordinances, orders, covenants and restrictions, or decisions of any court of competent jurisdiction, including, without limitation, those pertaining to environmental matters (collectively, "Legal Requirements") and other Railroad requirements relating to the use of the Track, Facilities or Equipment.

     (b)  Industry  shall  at all  times,  and at its  sole  risk  and  expense, maintain, or cause to be maintained,  the Track and all facilities and equipment
(if any) thereon in a safe and satisfactory condition and in compliance with all applicable Legal Requirements.  Maintenance means, among other things, providing proper drainage along the relevant portion of the Track,  expeditiously  keeping the  Track  free and  clear of snow,  ice,  vegetation,  structures,  and  other obstacles,  maintaining  grade crossing warning devices,  passive warning signs, gates, fences, barriers, roadways, track drainage facilities, lighting and track and other  signals.  Industry  shall  assure  that the Track  complies  with the conditions  of the  Conditional  Use  Permit  issued by the City of  O'Neill  in connection with the construction of the Transload  Facility.  Without  relieving
Industry from any of its obligations  under this Agreement,  Railroad may refuse to  operate  over the  Track or use or  enter  the  Facilities  or  contact  the
Equipment whenever Railroad,  in its sole discretion determines that the same is unsatisfactory for Railroad's operation,  entry or contact. If and when Industry has remedied such  condition to Railroad's  sole  satisfaction,  railroad  shall resume  operation  over  the  Track or use of or entry  into the  Facilities  or contact with the  Equipment.  Railroad's  operation  over the Track or use of or entry into any  Facility or contact  with any  Equipment  with  knowledge  of an unsatisfactory  condition is not a waiver of  Industry's  obligations  contained herein or of  Railroad's  right to recover for or be  indemnified  and  defended against  such  damages to  property  or injury to or death of  persons  that may result therefrom.

     (c) Industry shall, at its sole expense, pay all costs for changes, repairs or  alterations  to the  Industry  Track that may be necessary to conform to any alterations  of grade  or  relocation  of the  Railroad  Track  at the  point of connection with the Industry Track, if such alteration of grade or relocation is required to comply with any Legal  Requirement  or is made for any other  reason beyond Railroad's reasonable control. Railroad shall provide Industry reasonable notice should any such changes,  repairs or  alterations be required to Industry
Track.

     (d) If Industry installs any gates or fencing across the Industry Track, or a track scale,  unloading pit, loading or unloading device,  adjustable  loading dock,  warehouse  door,  or any  other  structure  (collectively,  "Facilities")
affecting the Industry Track,  Industry shall be solely responsible for assuring the  safe  and  satisfactory  condition  of the same and  shall  not  allow  any
Facilities to be a source of danger to the safe operation of the Industry Track.
Industry shall also be solely responsible for assuring the safe and satisfactory condition of all of Industry's  equipment touching,  used in conjunction with or affecting the Industry Track  ("Equipment") and shall now allow any Equipment to be  source  of  danger to the safer  operation  of the  Industry  Track.  Before utilizing or unloading any equipment  spotted onto the Industry Track,  Industry shall inspect the same and all other  Equipment and Facilities for the safety of persons working on or about these items to assure compliance with the foregoing.
Industry shall utilize all Facilities, Equipment and spotted equipment so as not to affect  negatively  safe and  efficient  operation  over the Industry  Track.
Industry  shall,  among other things:  keep any gates across the Industry  Track open whenever necessary,  in Railroad's  reasonable judgment, to enable Railroad to safely and efficiently  operate over the Industry Track;  keep unloading pits securely covered when not in actual use and at all times when the Track is being switched by Railroad; keep all doors firmly secured; and keep adjustable loading docks at warehouses  securely fastened in an upright position when not in actual use and at all times when the Industry Track is being switched by Railroad,

     (e) Railroad may require for safety  purposes  that  Industry,  at its sole cost and expense,  provide flagmen,  lights, traffic control devices,  automatic warning  devices,  or any such safety  measure that  Railroad  reasonably  deems appropriate in connection with Railroad's  operation over the Industry Track. In the event  Railroad  provides  reasonable  notice to  Industry  that such safety measures are required, and Industry does not provide such safety measures,  then
Industry  shall  reimburse  Railroad  within thirty (30) days of receipt of bill therefor for all costs

expended  by  Railroad,  including  but not  limited to the  reasonable  cost of
Railroad's Flagman in connection with this Section 2(e).

     (f) In the event the public authority having jurisdiction  thereover orders the separation of the grade of the Industry Track and any street, road, highway, other rail line or the like,  Industry will cause the removal and/or  relocation of the Industry  Track. In the event Industry does not cause such removal and/or relocation of the Industry  Track,  then Industry shall  reimburse  Railroad all expenses which Railroad  incurs in connection  with the required  removal and/or relocation of the Industry Track.

     (g) Neither  Railroad nor Industry  shall  place,  permit to be placed,  or
allow  to  remain,  any  permanent  or  temporary  material,   structure,  pole,
container,   storage  vessel,   above-ground  or  underground   tank,  or  other
obstruction  within 8 1/2 feet  laterally  from the  center  (nine and  one-half
(9-1/2) feet on either side of the centerline of curved Track) or within 24 feet vertically  from  the  top of the  rail of said  Track  ("Minimal  Clearances"), provided that if any Legal  Requirement  requires greater  clearances than those provided for in this Section  2(g),  then Railroad and Industry  shall  strictly comply  with such  Legal  Requirement.  Industry  shall not place or allow to be placed any freight car within 250 feet of either side of any at-grade  crossings on  the  Track.  Railroad's  operation  over  the  Track  with  knowledge  of an unauthorized reduced clearance will not be a waiver of the covenants of Industry contained  in this  Section  2(g)  or of  Railroad's  right  to  recover  and be indemnified and defended by Industry against such damages to property, or injury to or death of persons, that may result therefrom.

     (h) Upon  termination  of this  Agreement,  the Railroad Track shall be the sole  property of Railroad  without  further  cost or expense,  and the Industry
Track shall be the sole property of Industry without further cost or expense.

3.   RAIL SERVICE

     (a) Railroad  agrees,  pursuant to the  provisions of this  Agreement,  its tariffs, circulars, rules and rail transportation contracts, to operate over the
Track in the delivery, placement and removal of railcars consigned to or ordered by  Industry,  at such times  established  by  Railroad.  Railroad  may also use
Industry Track for its own general or emergency operating  purposes,  so long as such purposes do not  materially  affect the use of the Industry  Track for rail service to  Industry,  provided,  further that such use shall not be as a common carrier subject to the entry or exit jurisdiction of the Surface  Transportation
Board pursuant to the ICC  Termination Act or any other federal or state statute or regulation.

     (b) Industry  shall not permit the use of the Industry  Track by or for the account of third parties  without the written  consent of Railroad.  If such use occurs  without such consent,  Industry  assumes the same  responsibilities,  as stated in this Agreement for such use as if for its own account.  Railroad shall not be required to provide rail service to such third parties.

     (c) Railroad shall be deemed to have delivered any railcar  consigned to or ordered by Industry when such railcar has been placed at the Transload Facility, so as to allow access by Industry,  and Railroad's locomotive has uncoupled from the  railcar.  At that time,  Railroad  shall be relieved of all  liability as a carrier or as a bailee,  and possession of the railcar and its contents shall be  transferred  to Industry.  Similarly,  any obligation of Railroad as a carrier or as a bailee  shall not begin until it has coupled its  locomotive  to the loaded railcar and departed the Transload facility.

     (d) Industry is  responsible  for all railcars and their  contents while in
Industry's  possession and assumes all  responsibility for payment of all damage to any rail and its contents that may occur during that time,  even if caused by third parties.

     (e) If  Railroad is unable to deliver a railcar at the  Transload  Facility for loading or unloading  due to the acts of Industry or any third  party,  then such railcar will be considered as constructively  placed for demurrage purposes at the time of attempted delivery.

4.   TERM. Unless earlier terminated as provided herein,  this Agreement will be in force  for the term of five (5)  years  from  the  Effective  Date,  and will automatically continue thereafter until terminated by either party giving to the other thirty (30) days' written notice.

5.   INDEMNITY.

     (a) For purposes of this Agreement:  (i)  "Indemnitees"  means Railroad and
Railroad's   affiliated  companies,   partners,   successors,   assigns,   legal
representatives,  officers, directors, shareholders,  employees and agents; (ii)
"Liabilities" means all claims,  liabilities,  fines, penalties, costs, damages, losses,  liens,  causes  of  action,  suits,  demands,  judgments  and  expenses
(including,  without  limitation,  court costs,  reasonable  attorneys' fees and costs of  investigation,  removal and  remediation  and  governmental  oversight costs)  environmental or otherwise;  and (iii) "Industry Parties" means Industry or Industry's officers, agents, invitees, licensees,  employees, or contractors, or any party  directly or indirectly  employed by any of them, or any party they control or exercise control over.

     (b) INDUSTRY SHALL RELEASE,  INDEMNIFY,  DEFEND,  AND HOLD THE  INDEMNITEES
HARMLESS FROM AND AGAINST ANY LIABILITIES ARISING OUT OF OR RELATED TO (IN WHOLE
OR IN PART) ANY CLAIM RESULTING FROM THE OPERATION OF RAIL LOCOMOTIVES, CARS, OR
TRAINS  OVER ANY  PUBLIC OR PRIVATE  CROSSING  LOCATED  ON THE  INDUSTRY  TRACK,
REGARDLESS OF ANY NEGLIGENCE OR STRICT LIABILITY OF ANY INDEMNITEE.

     (c) INDUSTRY SHALL RELEASE,  INDEMNIFY,  DEFEND,  AND HOLD THE  INDEMNITEES
HARMLESS FROM AND AGAINST ANY LIABILITIES ARISING OUT OF OR RELATED TO (IN WHOLE
OR IN PART) ANY CLAIM  THAT BY  VIRTUE OF THE USE OF THE TRACK  CONTEMPLATED  IN
THIS  AGREEMENT,  UNDER CERCLA OR OTHER  ENVIRONMENTAL  LAWS  RAILROAD IS (I) AN
"OWNER",  "OPERATOR",  "ARRANGER" OR  "TRANSPORTER" OF THE INDUSTRY TRACK OR THE
FACILITY,  OR (II)  OTHER  THAN A COMMON  CARRIER  WITH  RESPECT  TO THE  TRACK,
REGARDLESS OF ANY NEGLIGENCE OR STRICT LIABILITY OF ANY INDEMNITEE.

     (d) IF ANY EMPLOYEE OF ANY  INDUSTRY  PARTY CLAIMS HE OR SHE IS AN EMPLOYEE
OF ANY INDEMNITEE, INDUSTRY SHALL INDEMNIFY AND

HOLD THE INDEMNITEES HARMLESS FROM AND AGAINST ANY LIABILITIES ARISING OUT OF OR
RELATED TO (IN WHOLE OR IN PART) ANY SUCH CLAIM, INCLUDING,  BUT NOT LIMITED TO,
CLAIMS  RELATED  TO  PROCEEDINGS  UNDER OR  RELATED  TO THE  FEDERAL  EMPLOYERS'
LIABILITY  ACT,  THE SAFETY  APPLIANCE  ACT,  THE  BOILER  INSPECTION  ACT,  THE
OCCUPATIONAL HEALTH AND SAFETY ACT, THE RESOURCE  CONSERVATION AND RECOVERY ACT,
AND ANY SIMILAR STATE OR FEDERAL  STATUTE AND  REGARDLESS  OF ANY  NEGLIGENCE OR
STRICT LIABILITY OF ANY INDEMNITEE RELATED TO SUCH CAUSES OF ACTION.

     (e) INDUSTRY SHALL RELEASE,  INDEMNIFY,  DEFEND,  AND HOLD THE  INDEMNITEES
HARMLESS FROM AND AGAINST ANY LIABILITIES ARISING OUT OF OR RELATED TO (IN WHOLE
OR IN PART) ANY CLAIM  RESULTING  FROM ANY BREACH BY INDUSTRY OF THIS  AGREEMENT
THAT HAS NOT BEEN CURED AS PROVIDED HEREIN.

     (f) Upon  written  notice  from  Railroad,  Industry  agrees to assume  the defense of any lawsuit or other proceeding brought against any Indemnitee by any entity,  relating to any matter covered by this Agreement for which Industry has an  obligation  to  assume  liability  for  and/or  save and hold  harmless  any
Indemnitee.  Industry shall pay all costs  incident to such defense,  including, but not limited to, reasonable  attorneys' and investigators'  fees,  reasonable litigation  and  appeal  expenses,  settlement  payments,  and  amounts  paid in satisfaction of judgments.

6.   INSURANCE.

     (a)  Industry  shall,  at its sole cost and  expense,  procure and maintain during the life of this Agreement the following insurance coverage:

          (i) Commercial  General  Liability  insurance that contains broad form contractual  liability  with  a  combined  single  limit  of a  minimum  of
     $1,000,000 each  occurrence and an aggregate limit of at least  $2,000,000.
     Coverage must be purchased on a post 1998 ISO  occurrence or equivalent and include  coverage  for,  but not  limited to Bodily  Injury,  and  Property
     Damage, Products and completed operation.  The contract shall be amended if necessary  to remove any  exclusion  or other  limitation  for any activity within 50 feet of railroad property.

          (ii) Workers  Compensation and Employers Liability insurance including coverage for, but not limited to:

               (A)   Industry's   statutory   liability   under   the   worker's
          compensation  laws  of  the  state(s)  in  which  the  work  is  to be performed.  If optional  under State law, the insurance must cover all employees anyway.

               (B)  Employers'  Liability  (Part  B)  with  limits  of at  least
          $500,000 each accident,  $500,000 by disease policy limit, $500,000 by disease each employee.

          (iii) Automobile  liability  insurance  covering owned,  non-owned and leased vehicles for limits not less than $1,000,000 per occurrence.

     (b) In  addition,  Industry  shall  comply  with the  following  additional requirements with respect to such insurance:

          (i) Any  insurance  policy  shall be written by a reputable  insurance company  with a current  Best's Guide Rating of A- and Class VII or better, and authorized to do business in the state(s) in which the service is to be provided.  If  any  portion  of the  operation  is to be  subcontracted  by
     Industry,  Industry  shall  require  that  the  Subcontractor  provide  and maintain insurance coverage as set forth herein.

          (ii)  Prior  to  commencing  operations  governed  by this  Agreement,
     Industry  shall  furnish  to  Railroad  an  acceptable   certificate(s)  of
     insurance including an original signature of the authorized  representative
     evidencing  the  required  coverage,   endorsements,   and  amendments  and
     referencing the contract audit/folder number if available.  The policy(ies)
     shall contain a provision that obligates the insurance company(ies) issuing such  policy(ies)  to notify  Railroad in writing at least 30 days prior to any  cancellation  or  non-renewal  with such  provision  indicated  on the
     Certificate  of  insurance.  In the event of a claim or  lawsuit  involving
     Railroad  arising out of this  agreement,  Industry will make available any required policy covering such claim or lawsuit.

          (iii)  Failure  to  provide  evidence  as  required  by  this  Section
     5(b)(iii)  shall  entitle,  but not  require,  Railroad to  terminate  this
     Agreement  immediately  if such failure is not remedied by Industry  within five (5) days from notice by Railroad.  Acceptance  of a  certificate  that does not  comply  with  this  section  shall  not  operate  as a waiver  of
     Industry's  obligations  hereunder.  The fact  that  insurance  (including, without  limitation,  self-insurance)  is obtained by Industry shall not be deemed to release or diminish the liability of Industry including,  without limitation,  liability  under the indemnity  provisions of this  Agreement.
     Damages  recoverable  by Railroad shall not be limited by the amount of the required insurance coverage.

     (c) All insurance  maintained by Industry under this  Agreement  shall name
Railroad as an additional insured.

     (d)  Industry  and  Railroad  each agree to cause to be  included  in their respective  policies of insurance the agreement of the insurer thereof that said policies shall not be  invalidated  by a waiver of claim by the insured  against
Industry or Railroad, as the case may be, and each will furnish evidence thereof to the other.  Each party hereto does hereby  remise,  release and discharge the other party hereto, and any officer,  agent,  employee or representative of such party, of and from any liability  whatsoever hereafter arising from loss, damage or injury for which insurance  (permitting  waiver of liability and containing a waiver of  subrogation)  is required to be carried by the injured party pursuant to the term of this Agreement at the time of such loss, damage or injury.

7.   DEFINITION OF COST AND EXPENSE.  For the purpose of this Agreement,  "cost'
or "costs" "expense" or "expenses" includes, but is not limited to, actual labor and material costs including all assignable  additives,  and material and supply costs at current value where used. In the event that Industry  shall fail to pay any monies due to Railroad  within thirty (30) days after

the invoice date,  then Industry shall pay interest on such unpaid sum from such due date until paid at an annual  rate equal to the lesser of (i) the prime rate last  published in The Wall Street Journal for the month in which the sum begins to accrue  plus two and  one-half  percent (2 1/2%),  or (ii) the  maximum  rate permitted by law.

8.   RIGHT OF RAILROAD TO  CONSTRUCT  FUTURE  FACILITIES.  Railroad  retains the right,  without  liability to the  Industry or any other party,  to construct or allow to be  constructed  upon its  property  other  facilities,  and to use its property in any manner,  provided that such  construction  shall not  materially interfere with the use of the Railroad Track as described herein. Railroad shall provide  Industry  with  at  least  thirty  (30)  days'  written  notice  of the commencement of such construction.

9.   PUBLIC ASSESSMENTS. Industry shall timely pay all compensation, assessments and levies required at any time by any public  authority,  entity, or person for the privilege of maintaining  and operating the Industry  Track.  Industry shall not cause any  liens to be filed  against  the  Railroad  Track or any  Railroad property.  In the  event  any such  liens  are  filed as a result  of  action or inaction by  Industry,  Industry  shall  cause such liens to be released  within fifteen (15) days.

10.  NOTIFICATION REQUIREMENTS

     (a)  Industry  shall give  immediate  notice to  Railroad of any release of hazardous  substances  on or from the Track,  violation of  environmental  Legal
Requirements,  or inspection or inquiry by governmental authorities charged with enforcing environmental Legal Requirements with respect to Industry's use of the
Track. Industry shall use the best efforts to promptly respond to any release on or from the Track.  Industry  also shall give Railroad  immediate  notice of all measures undertaken on behalf of Industry to investigate,  remediate, respond to or otherwise cure such release or violation.

     (b) In the event that  Railroad has notice from  Industry or otherwise of a release or violation of  Environmental  Laws on the Track which  occurred or may occur  during the term of this  Agreement,  Railroad  may require  Industry,  at
Industry's  reasonable risk and expense, to take timely measures to investigate, remediate,  respond to or otherwise cure such release or violation affecting the
Track or Railroad's property.

     (c) Industry shall promptly report to Railroad in writing any conditions or activities  upon the  Facility or Track which  create a risk of harm to persons, property or the  environment  and shall take  whatever  action is  necessary  to prevent  injury  to  persons  or  property  arising  out of such  conditions  or activities;  provided,  however, that Industry's reporting to Railroad shall not relieve Industry of any obligation  whatsoever  imposed on it by this Agreement.
Industry shall promptly respond to Railroad's request for information  regarding said conditions or activities.

11.  DEFAULT.  The following events shall  constitute  defaults  hereunder:  (a)
creating or allowing to remain any condition,  including without limitation, any environmental  condition,  on or about the Track, which in Railroad's reasonable judgment  interferes  with or  endangers  the  operations  of  Railroad;  or (b)
defaults on any of the  covenants or  agreements  of Industry  contained in this document.

12.  TERMINATION.

     (a) In  addition  to all  other  remedies  available  at law or in  equity,
Railroad  may,  without  incurring  any  liability to Industry,  terminate  this
Agreement  and  discontinue  operation  on and over the  Track  and  remove  the
Railroad Track, in the event of any of the following events:

          (i) any default as  described  in Sections 11 (a) or (b) occurs and is not  remedied to  Railroad's  reasonable  satisfaction  within 30 days after Industry's receipt of written notice of such default;

          (ii)  Railroad is authorized  by the Surface  Transportation  Board to abandon its line to which said Track is connected; or

          (iv) Railroad is  dispossessed  of the right to operate over the Track or its  connecting  track or any part thereof,  Railroad may terminate this Agreement effective immediately by written notice to Industry.

     (b) Industry  hereby  agrees to waive and release all claims,  rights,  and causes of action that Industry has or may have against  Railroad  because of the discontinuance  of operation  and removal of the  Railroad  Track as provided in this Section 12.

13.  ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the successors and assigns of the parties hereto. Either party hereto may assign this Agreement;  provided,  however,  that such assignments will not relieve the assignor of any of its rights or obligations under this Agreement.

14.  NOTICES.  Any notice required or permitted to be given hereunder must be in writing and the same shall be given and will be deemed to have been given if (i)
placed in the United States mail, certified,  return receipt requested,  or (ii)
deposited  into  the  custody  of a  nationally  recognized  overnight  delivery service,  addressed to the party to be notified at the address  specified below, or to such other address as the party to be notified may designate by giving the other party no less than thirty (30) days' advance written  notice.  The address for such notice  shall be the address  set forth below each  party's  signature, which may be changed by written notice to the other party.

15.  SURVIVAL. Neither termination nor expiration will release either party from any  liability  or  obligation  under this  Agreement,  whether of  indemnity or otherwise,  resulting from any acts,  omissions or events happening prior to the date of termination or expiration.

16.  MISCELLANEOUS

     (a) This Agreement must not be placed of public record.

     (b) To the maximum extent  possible,  each provision of this Agreement must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this  Agreement is prohibited  by, or held to be invalid under,  applicable law, such provision will be ineffective  solely to the extent of such prohibition or invalidity, and this will not

invalidate  the  remainder  of such  provision  or any other  provision  of this
Agreement.  All  questions  concerning  the  interpretation  or  application  of provisions of this Agreement must be decided  according to the laws of the State of Nebraska.

     (c) This Agreement is the full and complete  agreement between Railroad and
Industry with respect to all matters  relating to the  maintenance and operation of the Track and  supersedes  all other  agreements  between the parties  hereto relating to the maintenance and operation of the Track. However,  nothing herein is intended to terminate  any  surviving  obligation  of Industry or  Industry's obligation to defend and hold Railroad  harmless in any prior written  agreement between the parties.

     (d) The  waiver  by  Railroad  of the  breach  of any  provision  herein by
Industry  shall in no way impair the right of Railroad to enforce that provision
for  any  subsequent  breach  thereof.   All  remedies  provided  hereunder  are
cumulative  and are in addition  to all other  remedies  available  at law or in equity.

     (e) This  Agreement  is also made for the  benefit of such other  railroads that,  either by agreement with Railroad or order of competent public authority, have  the  right  to use the  Track,  all of which  railroads  shall  be  deemed
"Railroad" under this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate the day and year first herein above written.

                                       RAILROAD:

                                       NEBRASKA NORTHEASTERN RAILWAY COMPANY

                                       By: /s/ Dennis L. Prewett
                                       Name:   Dennis L. Prewett
                                       Title:  President

                                       Address for notices:

                                       Nebraska Northeastern Railway Company
                                       c/o TNW Corporation
                                       5430 LBJ Freeway, Suite 1444
                                       Dallas, Texas  75240

                                       INDUSTRY:

                                       NEDAK ETHANOL, LLC

                                       By: /s/ Jerome Fagerland
                                       Name:   Jerome Fagerland
                                       Title:  President

                                       Address for notices:

                                       NEDAK Ethanol, LLC
                                       87590 Hillcrest Road
                                       Atkinson, Nebraska 68713

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                                   EXHIBIT "A"

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                                   EXHIBIT "B"

A  non-exclusive  easement for railroad tract over those portions of Section 30,
T29N, R11W of the 6th P.M. in Holt County,  Nebraska,  described  according to a centerline description as follows:

COMMENCING at the southeast  corner of Block 43, Rigg's  Addition to the City of
O'Neill, Holt County, Nebraska; thence S 00(degree)04'37" W (assumed bearing) on
the  west  line  of  1st  Street,  a  distance  of  29.10  feet;   thence  on  a
non-tangential curve with the last course,  concaved northerly,  having a radius of  764.47  feet,  a chord  distance  of 83.9  feet,  and a chord  bearing  of S
89(degree)43'34"  E, an arc distance of 83.94 feet, to the east line of said 1st
Street;  thence continuing easterly on last described curve with a chord bearing of N  83(degree)54'35"  E and a chord distance of 85.84 feet, an arc distance of
85.89 feet,  to a point of  tangency;  thence  continuing  on said  centerline N
80(degree)41'30"  E, a distance of 241.82 feet, to the  southerly  line of Grant
Street,  also being the true POINT OF  BEGINNING  of an  18.5-foot  right-of-way easement lying within Grant Street;  thence continuing N 80(degree)41'30" E on a centerline with 10 feet on the south side measured radially from said centerline and with 8.5 feet on the north side measured  radially from said  centerline,  a distance  of 108.62  feet,  to the  beginning  of a  tangential  curve  concaved southerly,  having a radius of 1,015.42  feet, a chord  distance of 163.88 feet, and a chord  bearing  of N  85(degree)19'14"  E;  thence  northeasterly,  an arc distance  of 164.07  feet on said curve,  along said  centerline,  to a point of tangency;  thence continuing on said centerline N 89(degree)56'44" E, a distance of 623.78 feet, to the west line of 4th Street;  thence N  89(degree)14'39" E on said  centerline  with 10 feet on the south  side  measured  radially  from said centerline  and with 8.5 feet on the  north  side  measured  radially  from said centerline,  239.49  feet,  to the  beginning  of a  tangential  curve  concaved southerly,  having a radius of 2,155.07  feet, a chord  distance of 703.76 feet, and a chord bearing of S 81(degree)21'30" E; thence easterly, an arc distance of
706.92 feet on said curve along said centerline,  to a point of tangency; thence
S  71(degree)57'40"  E, 22.53  feet,  to a point on the east line of 6th Street, said point  being  73.90 feet south of the  northwest  corner of Block 1, Fahy's
Addition, to the City of O'Neill, Holt County,  Nebraska,  said point also being on the  centerline of the existing  track of the Nebraska  Northeastern  Railway
Company.

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                                  EXHIBIT "B-1"

That part of Section 30, T29N,  R11W of the 6th P.M. in Holt  County,  Nebraska,
described by a centerline as follows:

COMMENCING at the southeast  corner of Block 43, Rigg's  Addition to the City of
O'Neill, Holt County, Nebraska; thence S 00(degree)04'37" W (assumed bearing) on the west line of 1st  Street,  a distance  of 29.10  feet,  to the true POINT OF
BEGINNING of an 18.5-foot wide strip of land; thence easterly on a centerline of said  strip of land,  with 10 feet of said  strip  lying on the  southerly  side measured  radially from said centerline and with 8.5 feet of said strip lying on the northerly side measured  radially from said centerline,  on a non-tangential curve with the last course, concaved northerly,  having a radius of 764.47 feet, a chord distance of 83.90 feet and a chord bearing of S  89(degree)43'34"  E, an arc  distance  of 83.94  feet,  to the  east  line of said  1st  Street;  thence
continuing   on  the  last   described   curve   with  a  chord   bearing  of  N
83(degree)54'35"  E and a chord distance of 85.84 feet, an arc distance of 85.89
feet,  to  a  point  of  tangency;   thence  continuing  on  said  centerline  N
80(degree)41'30"  E, a distance of 241.82 feet, to the  southerly  line of Grant
Street, also being the point of termination, containing 0.138 acre of land, more or less.

AND:

Those parts of Section 25, T29N,  R12W,  and Section 30,  T29N,  R11W of the 6th
P.M. in Holt County,  Nebraska,  described by a boundary description as follows:

COMMENCING at the southeast  corner of Block 43, Rigg's  Addition to the City of
O'Neill,  Holt  County,  Nebraska,  said point  also being on the  northeasterly right-of-way  line of the  Cowboy  Trail,  formerly  known as the  northeasterly right-of-way  line of  Chicago  and  Northwestern  Railroad,  and  assuming  the northeasterly  right-of-way  line of said  Cowboy  Trail to have a bearing  of S
80(degree)40'55"  E;  thence  S  80(degree)40'55"  E and on  said  northeasterly
right-of-way   line,   80.81  feet,  to  the  POINT  OF   BEGINNING;   thence  S
80(degree)40'55"  E and on said  northeasterly  right-of-way  line, 124.10 feet;
thence  S  77(degree)08'28"  W,  5.91  feet,  to  a  point  on a  curve;  thence southwesterly on a 782.49-foot radius curve concaved northwesterly, 327.73 feet, with a chord bearing of S  89(degree)08'23" W and chord distance of 325.34 feet;
thence  N   78(degree)51'42"   W,  434.10  feet;   thence   southwesterly  on  a
5,711.65-foot  radius curve concaved  southwesterly,  118.56 feet,  with a chord bearing of N  79(degree)27'23"  W and chord  distance of 118.56  feet;  thence N
80(degree)03'04"  W, 5,928.92  feet;  thence N  09(degree)56'56"  E, 43.00 feet;
thence S 80(degree)03'04"  E, 859.12 feet; thence S  85(degree)15'22"  E, 184.57 feet; thence southeasterly on a 789.49-foot radius curve concaved southwesterly,
71.72 feet, with a chord bearing of S 82(degree)39'13" E and a chord distance of
71.70 feet; thence S 80(degree)03'04" E, 1,376.76 feet; thence  southeasterly on a 189.49-foot  radius curve  concaved  southwesterly,  71.72 feet,  with a chord bearing of S  77(degree)26'55"  E and a chord  distance of 71.70 feet;  thence S
74(degree)50'46"  E, 184.57 feet;  thence S  80(degree)03'04"  E, 3,182.17 feet;
thence  southeasterly  on a 5,754.65-foot  radius curve concaved  southwesterly,
119.45 feet, with a chord bearing of S  79(degree)27'23"  E and a chord distance of 119.45 feet; thence S 78(degree)51'42"  E, 434.10 feet; thence  southeasterly on a 739.49-foot radius curve concaved  northeasterly  202.03 feet, with a chord bearing of S  86(degree)41'19"  E and a chord  distance of 201.40  feet,  to the point of beginning.

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